Fourth Quarter & Full Year 2025 Results Earnings Presentation 12 February 2026

Important Disclosures IMPORTANT NOTICES The inclusion of references to Ridgepost Capital, Inc. (“Ridgepost Capital” or the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. Ridgepost Capital does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by Ridgepost Capital. By accepting this presentation, you acknowledge that Ridgepost Capital is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of Ridgepost Capital which are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements reflect management’s current plans, estimates, and expectations, and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different, including risks related to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; our ability to make acquisitions and successfully integrate the businesses we acquire, including Stellus Capital Management, LLC; assumptions relating to our operations, financial results, financial condition, business prospects and growth strategy; the timing and amount of any share repurchases and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2025, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING PROJECTIONS All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict with certainty and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. FEE-PAYING ASSETS UNDER MANAGEMENT OR FPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. USE OF NON-GAAP FINANCIAL MEASURES BY RIDGEPOST CAPITAL, INC. In addition to the Company’s financial results determined in accordance with U.S. GAAP, the Company provides non-GAAP measures that it determines to be useful in evaluating its operating performance and liquidity, including, without limitation, Fee-Related Revenue (“FRR”), Fee-Related Earnings (“FRE”), Fee-Related Earnings Margin, Adjusted Net Income (“ANI”), and Fully Diluted ANI per share. These non-GAAP measures should not be considered as alternatives to net income, as a measure of financial performance or cash flows from operations, as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. These non-GAAP measures should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Fourth Quarter and Full Year 2025 Financial Highlights Adjusted Net Income, Fully Diluted ANI per share, Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. Fully Diluted ANI per share calculations include the total of all common shares, outstanding RSUs and stock options under the treasury stock method, and the redeemable non-controlling interests of Ridgepost Capital, LLC converted to Class A stock as of each period presented.

Firm Overview All data herein is as of 12/31/2025, unless otherwise noted. Data above includes Qualitas Funds AUM and FPAUM based on EUR/USD exchange rate of 1.17392. Please refer to the Additional Disclaimers slides at the back of this presentation. Ridgepost Capital is a leading private markets solutions provider with over $43 billion in AUM We invest across Private Equity, Private Credit, and Venture Capital in access-constrained strategies, with a focus on the middle and lower-middle market Middle and lower-middle market private equity Specialized credit strategies focused on the lower-middle market Access to elite, access-constrained opportunities Small buyout PE managers and their portfolio companies in North America and Europe Project Lending Small Business Lending NAV Lending Venture Debt Mezzanine Lending SBIC Lending Specialized venture capital opportunities through investments in: Access-constrained venture capital firms Direct investments in select mid- to late-stage technology companies $24B+ AUM $17.5B FPAUM 70 VEHICLES 2001 INCEPTION $7B+ AUM $5.1B FPAUM 47 VEHICLES 1980 INCEPTION $11B+ AUM $6.8B FPAUM 23 VEHICLES 2007 INCEPTION Growth capital for middle market alternative asset managers Private Equity Private Credit Venture Capital

Fourth Quarter 2025 Highlights Adjusted Net Income, Fully Diluted ANI per share, Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. Key Business Drivers Fee paying assets under management (FPAUM) of $29.4B represented a 15% increase from the prior year In the quarter, $841M of fundraising and deployment was offset by $535M of stepdowns and expirations Private Equity Solutions: $325M Private Credit Solutions: $338M Venture Capital Solutions: $178M Financial Highlights Fee-Related Revenue1 of $81.0M 20% growth from the prior year excluding catch-up fees from direct and secondary funds Fee-Related Earnings1 of $39.0M 48% FRE margin1 Adjusted Net Income1 of $30.2M Fully Diluted ANI per share1 of $0.26

Balance Sheet & Capital Return Declared a quarterly cash dividend of $0.0375 per share for Class A and Class B stock, payable on March 20, 2026, for holders as of the close of business on February 27, 2026 In the fourth quarter, we made a net paydown of $17M on the revolver and $4M on the term loan. After quarter end, we made paydowns of $5M on the revolver As of today, we have $371M in outstanding debt, $321M on the term loan, and $50M on the revolver. There is $125M available on the credit facilities Cash and cash equivalents at the end of the fourth quarter were approximately $28M 522,728 shares were repurchased in the quarter at a weighted average per share price of $9.54, representing nearly $5M. We ended the quarter with approximately $21M remaining on the repurchase authorization Since Q1 2024, nearly 11M shares were repurchased representing over $105M As of December 31, 2025, Class A shares outstanding were 77,806,222 and Class B shares outstanding were 31,797,237 Recent Developments Feb 11 – Changed Company name to Ridgepost Capital, Inc. The Company’s stock trades on the New York Stock Exchange and NYSE Texas under the new ticker symbol “RPC” Feb 5 – Announced an agreement to acquire Stellus Capital Management, LLC, a US direct lender focused on the lower-middle market with $3.8B of AUM Jan 30 – Bonaccord Capital Partners named 2025 Middle Market GP Stakes Firm of the Year by GP Stakes News Jan 29 – Announced a new collaboration with CAIS. Represents an important step in broadening the reach of our GP stakes products Fourth Quarter Fund Launches – TrueBridge Fund IX, TrueBridge Direct IV, TrueBridge Secondaries II, and Hark Fund V Fourth Quarter 2025 Highlights, continued

FPAUM and Average Fee Rate Detail FPAUM Growth ($B) The average fee rates shown in the graph are calculated as management and advisory fees divided by average FPAUM. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such, the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized. Robust FPAUM growth and stable, attractive fee rates Average Fee Rate1 (Bps) 18% CAGR Quarterly average fee rates show the basis points attributable to management & advisory fees excl. direct & co-invest/secondaries catch-up fees and direct & co-invest/ secondaries catch-up fees.2 36% 23% 10% 10% 15% PES PCS VCS 18.7 22.2 24.3 27.9 29.3 Direct & Co-Invest/Secondaries Catch-Up Fees Management & Advisory Fees Excl. Direct & Co-Invest/ Secondaries Catch-Up Fees FPAUM YoY Growth Average FPAUM ($B)

Fee Paying AUM Growth Model YTD FPAUM Roll Forward ($B) Prior to Q4 2024, we presented capital deployed and stepdowns on a combined, or net basis for Hark Capital. Starting in Q4 2024, we present capital deployed and stepdowns separately, or on a gross basis for Hark Capital. NAV change impact on Ridgepost Capital’s overall FPAUM is de minimis. For simplicity, the NAV change impact on FPAUM is grouped with the Stepdown and Expiration amounts. Decreases in FPAUM from fee based stepdowns and expirations are combined with NAV changes in the above graph. Totals may not add due to rounding. Long-term, contractually locked-up funds ensure highly sticky FPAUM base Quarterly FPAUM Roll Forward ($B) Breakdown of FPAUM Flows Capital Raised Capital Deployed NAV Change2 Scheduled Fee Base Stepdowns1,3 Fee Period Expirations3 Impact Description Represents new commitments to funds that earn fees on a committed capital fee base. In certain vehicles, fees are based on capital deployed, as such increasing FPAUM. NAV change consists primarily of the impact of market value appreciation (depreciation) from vehicles that earn fees on a NAV basis. Contractual reduction in fee-base timing known at outset of vehicle launch. This is not relevant for most of our vehicles. Decreases in FPAUM due to fund expirations.

Financial Details

Consolidated Statements of Operations (unaudited)

Adjusted FRE (unaudited) Compensation and benefits, excluding all non-cash stock based compensation. Includes the accrual of the earnout related to the WTI acquisition. Non-cash stock based compensation including acquisition related RSUs and option expense granted in connection with the Bonaccord and WTI acquisitions. Professional fees, inclusive of one-time and acquisition related costs. Valuation adjustment of the earnout due to the Qualitas Funds acquisition. Fee-Related Earnings is a non-GAAP performance measure used to monitor our baseline earnings less any incentive fee revenue and excluding any incentive fee-related expenses.

Non-GAAP Financial Measures (unaudited) Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures, which are reconciled in the table above. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. We use Adjusted Net Income, or ANI, as well as Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects an estimate of our cash flows generated by our core operations. ANI is calculated as, FRE plus Non-Fee Related Income, less Strategic alliance noncontrolling interests expense, less actual cash paid for interest and federal, state, and foreign income taxes. In order to compute FRE, we adjust our GAAP Net Income for certain items, including: Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); Earn out related compensation; The cost of financing our business; One-time expenses related to restructuring of the management team including placement/search fees; Expenses related to one-time technical accounting matters; Acquisition-related expenses which reflect the actual costs incurred during the period for the acquisition of new businesses, which primarily consist of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; The effects of income taxes; and Non-Fee Related Income. Fee-Related Revenue is calculated as Total Revenues less Non-Fee Related Revenue. Fee-Related Earnings is a non-GAAP performance measure used to monitor our baseline earnings less any incentive fee revenue and excluding any incentive fee-related expenses. Fee-Related Earnings Margin is calculated as Fee-Related Earnings divided by Fee-Related Revenue. Adjusted Net Income reflects net cash paid for federal and state income taxes and cash interest expense. (1) Fully Diluted ANI per share calculations include the total of all common shares, outstanding RSUs and stock options under the treasury stock method, and the redeemable non-controlling interests of Ridgepost Capital, LLC converted to Class A stock as of each period presented.

Consolidated Balance Sheets (unaudited)

Consolidated Statements of Cash Flows (unaudited)

Supplemental Materials – Ridgepost Capital Expands into Lower-Middle Market Direct Lending with Acquisition of Stellus Capital Management

Strategic Expansion into Lower-Middle Market Direct Lending Ridgepost Capital, Inc. (“Ridgepost Capital”) to acquire Stellus Capital Management, LLC (“Stellus”), a US direct lender focused on the lower-middle market with $3.8B in AUM Stellus’ disciplined investment and underwriting process coupled with structurally low financial leverage in the lower-middle market have driven low historical default and loss rates 3 Shared values with a focus on investment excellence, client focus and long-term value creation and aligned economic incentives 5 Experienced senior team with a 20+ year track record, over $10.3B invested in over 375 companies1 and a deep bench of investment professionals 4 Extends Ridgepost Capital’s capabilities to lower-middle market direct lending with a sponsor focus that fits extremely well with the middle and lower-middle market GP ecosystem of Ridgepost Capital’s existing strategies, particularly RCP 1 Brings strong history of growth, a proven track record of vehicle launches and attractive investment performance 2 Represents financially attractive terms to Ridgepost Capital shareholders, with ANI per share accretion and FRE margin expansion 6 Includes investments consistent with Stellus’ credit strategy since 2004 including predecessor firm.

Overview of Stellus Capital Management Established direct lending platform based in Houston, TX providing senior-secured loans to sponsor-backed, lower-middle market companies in the US Senior team established the direct lending practice at D.E. Shaw in 2004 and spun-out to form Stellus in 2012 Stellus has grown FPAUM at a ~17% CAGR since 2020 and has a proven track record of new vehicle launches – including a publicly-traded BDC, a private BDC, five commingled funds and three separate account vehicles Significant contribution from permanent capital vehicles generating over 70% of 2025E FRR1, including a publicly-traded BDC with a 13-year track record Strong historical investment performance – levered private funds have generated net IRRs, on average, ~130bps2 greater than the similar vintage Preqin Direct Lending Benchmark median Wholly-owned by Partners Robert Ladd, Dean D’Angelo, Joshua Davis and Todd Huskinson, who will continue to run the business day-to-day Fee-Paying Assets Under Management ($B) Permanent Capital Vehicles Commingled Funds and SMAs FPAUM and FRR Mix by Vehicle Type ~17% CAGR 2025E FPAUM 2025E FRR 1.5 2.2 2.7 2.8 3.4 3.8 ~21% CAGR AUM ($B): Permanent Capital Vehicles Commingled Funds and SMAs Note: Past performance is not indicative of future results. Fee-Related Revenue (“FRR”) is a non-GAAP financial measure. Excludes two unlevered vehicles with ~ $200M in aggregate capital commitments and two recently launched funds whose IRRs to date are not meaningful.

Natural Fit with Ridgepost Capital’s GP Ecosystem Creates Growth Opportunities Stellus’ sponsor client base profile fits extremely well with the middle and lower-middle market GP ecosystem of Ridgepost Capital’s existing strategies, particularly RCP, creating origination expansion opportunities Middle and Lower-Middle Market Focus (Primarily Based on Sponsor Last Fund Size) Many of Ridgepost Capital’s existing strategies have a particular focus on the attractive middle and lower-middle market segment (RCP, Qualitas, Bonaccord, Hark, Five Points, Enhanced) RCP, Ridgepost Capital’s largest strategy focused on small buyout PE managers and their portfolio companies in North America through primary, secondary and co-investment vehicles, in particular, has sponsor relationships with very similar profiles as Stellus RCP’s core focus is North American fund sizes under $1B fits very well with the $640M median fund size of Stellus’ sponsors at the time of investment Private Equity Private Credit Primary, Secondary, Co-Invest GP Stakes Direct Lending NAV Lending Small Business Lending

Proven Ability to Scale and Develop New Vehicles Evolution of Vehicle Launches Vehicle Names and Fund Sizes1 2 3 Permanent Capital Vehicles Commingled Funds Proven ability to develop new vehicles, including a publicly-traded BDC, a private BDC and private funds History of sequentially larger private funds Significant AUM and revenue from permanent capital vehicles Fund size equal to gross assets as of 12/31/2025 for permanent capital vehicles and total commitments for commingled funds and separate accounts. Includes commitments from separate account vehicles raised concurrent with SCF III. Represents cover amount.

Diversified Lower-Middle Market Portfolio and Strong Credit History Annualized Default and Loss Rate vs. Broader Market Average Leverage Profile vs. the Middle Market Highly diversified portfolio of first lien loans to lower-middle market, sponsor-backed companies in the US Granular portfolio with no single position representing over 2% of overall portfolio < 8% of portfolio in SaaS / software businesses Stellus’ five-year average leverage at origination of 3.4x vs. the middle market average of 5.0x Low leverage ratios and Stellus’ disciplined underwriting and strong credit culture have driven an annualized default rate of ~1.10% and annualized loss rate of ~0.14% (since inception across all loans) In due diligence, we worked with our existing Ridgepost Capital Private Credit team to assess the Stellus credit philosophy, process and performance, including a detailed review of historical non-accrual status loans since Stellus inception Annualized Default Rate Annualized Loss Rate Stellus3 LSTA Leveraged Loan Index5 Stellus (Senior Secured)4 Average Stellus Leverage Multiple at Time of Investment1 Average Leverage for Middle Market2 5-year Average: ~5.0x 5-year Average: ~3.4x Note: Past performance is not indicative of future results. Uses weighted average leverage ratio at the time of investment for loans originated in that year for Stellus Capital Funds I-III. Although not presented in this data, Stellus BDCs and SMAs coinvest with Stellus commingled funds. Source: Pitchbook/LCD Q4 2025 Global Leveraged Finance Statistics ITD annualized default and loss rate across all Stellus vehicles as of 9/30/2025. ITD annualized default and loss rate across first lien senior secured loans in all Stellus vehicles as of 9/30/2025. Uses data from Morningstar LSTA Leveraged Loan Index as of 9/30/2025 for default rate and data from 2012-2022 for loss rate, which is the most recent data available.

Compelling Transaction for Ridgepost Capital Shareholders Transaction Ridgepost Capital has agreed to acquire 100% of the issued and outstanding equity interests of Stellus Capital Management, LLC (“Stellus”) Ridgepost Capital is acquiring 100% of Stellus’ fee-related earnings1 and the transaction does not include any existing private fund carried interest and performance fees Up to 15% of future carry related to future funds may be allocated to non-Stellus employees across Ridgepost Capital that play a role in the success of Stellus Upfront Consideration $250 million in upfront consideration $125 million in cash $125 million in units of Ridgepost Capital, LLC (f.k.a. P10 Intermediate Holdings LLC) exchangeable into Ridgepost Capital, Inc. common stock on a 1:1 basis Equity consideration subject to lock-up release over 3 years Upfront consideration represents ~12x Stellus’ 2025E FRE1 Earnout Consideration Up to $60 million in earnout consideration Based on fee-related revenue in 2027 and 2029 Earnout consideration up to 50% cash at the option of the sellers Management / Governance Stellus will continue to be managed by its current Partners who will retain control of its day-to-day operations, including investment decisions and investment committee processes Aligned incentives with (i) 50% equity consideration, (ii) earnout consideration, (iii) fully-retained existing carried interest, (iv) significant majority of future carried interest, and (v) long-term employment agreements with the Partners Financial Impact Transaction is expected to close in mid-2026, conditional on BDC shareholder approval and other customary closing conditions Modestly accretive to ANI per share in first full year post-close and modestly accretive to FRE margin (assumes no synergies in both cases) Expect to finance upfront cash consideration with cash on hand and existing credit facility After minority interest payments related to Stellus Private BDC Advisor, LLC. Fee-related earnings (“FRE”) is a non-GAAP financial measure.

Appendix

Compelling Business Model Built on Durable Fee-Related Earnings Based on LTM Q4 2025. Fee-Related Revenue is a non-GAAP financial measure. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. Past performance does not guarantee future results. There is no guarantee that an investment with Ridgepost Capital will be successful. FRE-Centric Business “Model” Highly-recurring, diversified revenues composed almost entirely of management and advisory fees FRR represents 99% of revenue1 Aligned Incentives Carried interest structured to stay overwhelmingly with investment teams to optimize alignment with LPs Leading Investment Performance2 World-class strategies with demonstrated track records of generating durable alpha for our LPs Fundraising / AUM Growth Fees are predominantly on long-term, contractually committed capital Sticky LP base with high re-up rates Weighted-average remaining duration > 7 years Predictable, Stable Earnings Growth Attractive Margin Profile Significant Cash Flow Generation and Capital Allocation Optionality

Focused Investment Strategies with Leadership in Attractive MM/LMM Capital availability / opportunity imbalance creates attractive competitive dynamic Importance of proprietary data continuously guiding disciplined investment processes Valuations structurally lower Meaningfully less utilization of financial leverage Sourcing more proprietary Opportunities to create value and drive growth Strategies investing in specialized and/or fragmented markets, with a particular focus on the attractive middle and lower-middle market segment

Attractive Private Markets Ecosystem World-class private markets strategies with long track records of alpha generation1 Leader in attractive MM/LMM, underpinned by data and insights Compelling business model built on durable FRE Large and diverse global client base Well-Positioned to Utilize Variety of Levers to Drive Growth Past performance does not guarantee future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Robust Foundation for a Range of Levers to Drive Organic and Inorganic Growth

Performance Summary – Private Equity Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2003 $92 105% 13.6% 1.8x Fund II 2005 $140 109% 8.1% 1.5x Fund III 2006 $225 107% 6.7% 1.4x Fund IV 2007 $265 110% 14.4% 2.0x Fund V 2008 $355 121% 13.4% 1.7x Fund VI 2009 $285 114% 15.4% 2.0x Fund VII 2011 $300 113% 16.0% 2.0x Fund VIII 2012 $268 116% 19.2% 2.2x Fund IX 2014 $350 116% 16.3% 2.1x Fund X 2015 $332 118% 16.9% 2.1x SEF 2017 $104 108% 20.0% 2.1x Fund XI 2017 $315 111% 16.4% 1.8x Fund XII 2018 $382 116% 14.1% 1.6x Fund XIII 2019 $397 105% 14.0% 1.6x Fund XIV 2020 $394 93% 11.0% 1.3x SEF II 2020 $123 78% 11.2% 1.3x SEF III 2023 $170 18% – – Fund XV 2021 $435 91% 10.1% 1.3x Fund XVI 2022 $433 57% 3.1% 1.1x Fund XVII 2022 $334 43% – – Fund XVIII 2023 $285 33% – – Fund XIX 2024 $314 12% – – Fund XX 2025 $218 1% – – SEF IV 2025 $131 – – – Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Secondary Funds (Fund size as of 12/31/25, performance as of 9/30/25) SOF I 2009 $264 111% 21.1% 1.7x SOF II 2013 $425 116% 9.0% 1.3x SOF III 2018 $400 109% 26.8% 1.8x SOF III Overage 2020 $87 100% 20.9% 1.8x SOF IV 2021 $797 75% 13.6% 1.2x SOF V 2024 $1,262 1% – – Co-Investment Funds (Fund size as of 12/31/25, performance as of 9/30/25) Direct I 2010 $109 82% 42.7% 2.9x Direct II 2014 $250 89% 24.9% 2.5x Direct III 2018 $385 102% 19.6% 2.0x Direct IV 2021 $645 89% 12.6% 1.3x Direct V 2024 $994 9% – – Combination Funds (Fund size as of 12/31/25, performance as of 9/30/25) Multi-Strat I 2022 $301 65% 13.0% 1.3x Multi-Strat II 2023 $434 44% – – Multi-Strat III 2025 $80 1% – –

Performance Summary – Private Equity Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC GP Stakes Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2019 $739 81% 12.9% 1.5x Fund II 2022 $1,605 25% 25.9% 1.4x Co-invest 2022 $82 78% 22.9% 1.7x Fund Vintage Fund Size (€M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2016 €51 100% 13.1% 1.8x Fund II 2018 €100 100% 9.2% 1.4x Fund III 2019 €130 100% 12.6% 1.5x Fund IV 2020 €178 100% 11.9% 1.3x Fund V 2022 €200 80% 11.4% 1.2x Fund VI 2023 €250 60% – – Fund VII 2025 €89 – – – Co-Investment Funds (Fund size as of 12/31/25, performance as of 9/30/25) Direct I 2022 €40 100% 15.3% 1.4x Direct II 2024 €100 87% – – US I 2025 €38 9% – – NAV Lending Funds (Fund size as of 12/31/25, performance as of 9/30/25) Continuation Finance I 2024 €45 1% – –

Performance Summary – Private Credit Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC NAV Lending Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2013 $106 119% 11.0% 1.3x Fund II 2017 $203 75% 11.4% 1.6x Fund III 2021 $408 84% 11.8% 1.3x Fund IV 2022 $646 84% 11.4% 1.1x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Private Credit (Fund size as of 12/31/25, performance as of 9/30/25) Small Business Lending 2012 $225 100% 8.6% 1.9x Project Finance 2017 $136 100% 8.5% 1.2x Project Finance, Small 2021 $386 100% 9.8% 1.3x Project Finance, Small 2025 $311 100% – – Evergreen Project Finance 2025 $157 100% – – Private Credit – Concessionary (Fund size as of 12/31/25, performance as of 9/30/25) Proprietary Capital Vehicles 2002 $672 – – – Preferred Equity (Fund size as of 12/31/25, performance as of 9/30/25) Project Finance 2024 $120 3% – – Tax Credits (Fund size as of 12/31/25, performance as of 9/30/25) Project Finance, Tax Credit N/A $915 – 20%+ 1.1x Tax Credits – Concessionary (Fund size as of 12/31/25, performance as of 9/30/25) New Markets, Tax Credit N/A $1,283 – – – Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

Performance Summary – Private Credit Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Credit Funds (Fund size as of 12/31/25, performance as of 9/30/25) VLL I 1994 $47 100% 63.3% 5.9x VLL II 1997 $110 100% 61.4% 2.7x VLL III 2000 $217 75% 4.3% 1.2x VLL IV 2004 $250 100% 15.9% 2.2x VLL V 2007 $270 75% 9.7% 1.7x VLL VI 2010 $294 95% 13.7% 1.9x VLL VII 2012 $375 100% 11.1% 1.8x VLL VIII 2015 $424 98% 8.1% 1.4x VLL IX 2018 $460 100% 8.2% 1.3x WTI X 2021 $500 80% 7.9% 1.2x WTI XI 2024 $389 14% – – Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 1998 $101 94% 12.7% 2.1x Fund II 2007 $152 100% 12.4% 1.8x Fund III 2013 $230 97% 25.2% 2.5x Fund IV 2019 $230 88% 4.5% 1.2x Fund V 2024 $62 13% – – Credit Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 8.6% 1.7x Fund III 2016 $289 74% 25.0% 3.2x Fund IV 2021 $357 72% 6.7% 1.1x Fund V 2025 $314 2% – – Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

Performance Summary – Venture Capital Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 12/31/25, performance as of 9/30/25) Fund I 2007 $311 93% 13.1% 2.9x Fund II 2010 $342 83% 20.3% 5.6x Fund III 2013 $409 92% 16.7% 3.5x Fund IV 2015 $408 91% 24.3% 4.0x Fund V 2017 $460 90% 20.2% 2.6x Fund VI 2019 $611 104% 9.7% 1.4x Fund VII 2021 $769 78% 10.8% 1.3x Fund VIII 2023 $889 28% – – Seed & Micro I 2019 $174 91% 8.7% 1.3x Seed & Micro II 2022 $195 65% 12.0% 1.2x Seed & Micro III 2024 $160 12% – – Blockchain I 2022 $67 72% 8.0% 1.2x Blockchain II 2025 $34 16% – – Secondary Funds (Fund size as of 12/31/25, performance as of 9/30/25) Secondaries I 2022 $234 94% 38.0% 1.3x Secondaries II 2025 $137 1% – – Co-Investment Funds (Fund size as of 12/31/25, performance as of 9/30/25) Direct Fund I 2015 $125 97% 29.7% 2.9x Direct Fund II 2019 $196 118% 9.0% 1.4x Direct Fund III 2021 $254 92% 12.1% 1.2x Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

Primary Solutions Direct and Co-Investments Secondary Investments Asset Class Private Equity Venture Capital Private Equity Venture Capital Private Credit Impact Investing Private Equity Venture Capital Structure Description Invests in diversified portfolio of funds across- asset classes with defined investment strategies Invests in diversified portfolio of funds across- asset classes with defined investment strategies Secondary purchaser of LP interests in private equity funds Focused exclusively on middle and lower middle market private equity funds Value Proposition Seeks to provide instant fund diversification to investors Differentiated access to relationship-driven middle and lower middle market sectors Specialized underwriting skills and expertise to select the best managers Offered in both commingled investment vehicles and customized separate accounts Robust database and analytics platform Seeks to provide instant fund diversification to investors Differentiated access to relationship-driven middle and lower middle market sectors Specialized underwriting skills and expertise to select the best managers Offered in both commingled investment vehicles and customized separate accounts Robust database and analytics platform Ability to purchase interests at a discount Ability to leverage extensive fund manager diligence and insights as part of investment selection process Shorter holding period and earlier cash returns Countercyclical nature Reduced blind pool risk Offered through commingled investment vehicles Robust database and analytics platform FPAUM2 $15.8B $10.6B $3.0B Premier Private Markets Solutions Provider Comprehensive suite of private market vehicles1 Any discussion in this presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets. FPAUM as of December 31, 2025.

Fee Paying AUM Across Diversified Vehicles Diversified Base and Growth Across Vehicles  Key Metrics FPAUM Composition (As of Q4’25) Direct & Co-Investments Secondary Investments FPAUM Composition (As of Q4’25) Actual FPAUM Growth $16.7B Primary Solutions 54% Direct & Co-Investments 36% Secondary Investments 10% Primary Solutions 44% Direct & Co-Investments 43% Secondary Investments 13% Primary Solutions $15.8B FPAUM as of Q4’25 13% Actual FPAUM CAGR Q4’20 – Q4’25 $10.6B FPAUM as of Q4’25 25% Actual FPAUM CAGR Q4’20 – Q4’25 $3.0B FPAUM as of Q4’25 29% Actual FPAUM CAGR Q4’20 – Q4’25 Total FPAUM $29.4B Multi-asset investment platform with strong organic growth

Highly Diversified Investor Base Multi-asset class investment platform creates differentiated offerings for our investors Investor Type by Channel Investor Channel Breakdown Wealth Manager / HNW 36% Pension Fund 19% Endowment / Foundation 17% Financial Institution 13% Insurance Company 9% Sovereign Wealth Fund 5% Other 1% $29.4B FPAUM 5,000+ Investors

Well Positioned in Attractive, Specialized, and Growing Markets1 There is no guarantee that recent market dynamics will continue. Source: PitchBook. Capital available to invest by fund size represents U.S. private equity overhang for vintage years 2018-2025. U.S. PE Funds: includes buyout, growth, co-investment, mezzanine, diversified PE, energy, and restructuring. As of 3/31/2025. (This date represents the most updated information available.) Source: S&P Capital IQ. Commercially-active businesses in the U.S. All subsidiary and business establishment data are combined. Additionally, public sector entities are excluded. As of 10/2/2025. 84% 16% 7% 93% $861B of capital available to PE Funds over $1B $170B of capital available to Funds between $250M to $1B 83,621 companies w/ revenues between $10M and $250M 6,708 companies w/ revenues >$250M Capital Available by Fund Size2 Universe of Companies by Revenue Size3 Lower-Middle Market Benefits Large Pool of Opportunities Limited Alternatives for Capital Operational Value Add Inefficient Sourcing Favorable Purchase Price Valuations Multiple Arbitrage Exit Flexibility Favorable LP/GP Alignment of Incentives Ridgepost Capital’s Target

Unique Proprietary Data Set Driving Sourcing and Evaluation Differentiation and Provides Asymmetric Information Advantage Overview Unique and extensive proprietary analytics database A competitive edge for systematic sourcing, diligence, and monitoring processes enable more informed investment decisions 20+ years of granular data and analytics at the underlying manager, fund, and portfolio company levels for robust analysis Data-driven Underwriting Unique analytical tools support due diligence and evaluation Ongoing monitoring of a variety of private transactional and operating metrics Proprietary benchmarking at the company level Coordinated Sourcing Coordinated sourcing efforts within a process-driven approach to ensure dialogue with GPs in the ecosystem Annual grading system based on deeply informed qualitative and quantitative analysis Extensive Data Collection: Powerful Database and Business Intelligence Platform 6.5K Investment Firms 11.7K+ Investment Funds 52K+ Individual Transactions 34K+ Private Companies 486K+ Financial Metrics Distinct market access, deal flow, and data analytics to navigate private markets

Commentary Size Intangible Assets and Goodwill Tax basis intangible assets and tax-deductible goodwill are available to reduce federal income tax ratably over fifteen years Currently, tax amortization relates to goodwill and intangibles acquired in tax years 2017 – 2022 Management plans to pursue disciplined growth through acquisitions, which can create a step-up in basis that generates additional intangibles and goodwill amortization Goodwill and Intangibles Remaining Tax Amortization1: $318M Federal Net Operating Losses (“NOLs”) Federal NOLs, subject to Section 382 limitations, are used to reduce Ridgepost Capital’s tax liability by offsetting taxable income Federal NOLs are expected to be fully utilized during 20262 Federal NOLs: $54M Tax Assets Combination of intangible assets, goodwill, and NOLs generate tax benefits Goodwill and intangibles remaining tax amortization is the goodwill and intangibles balance net of tax amortization deducted from inception through December 31, 2025. There is no guarantee that such tax benefit will be achieved.

Notes

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Fee Paying Assets Under Management (FPAUM)  FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Assets Under Management (AUM) AUM reflects the assets that we manage, and is calculated as the sum of: (i) net asset value (“NAV”) of our clients’ and funds’ underlying investments as of the most recently available date; (ii) drawn and undrawn debt (excluding capital call lines); (iii) uncalled capital commitments (net of deferred purchase price and not in excess of total capital commitments, as applicable) as of the NAV record date; (iv) incremental commitments raised since NAV record date. In situations where NAV data is not available, such as with certain advisory relationships, we use FPAUM. Adjusted Net Income (ANI) We use Adjusted Net Income, or ANI, to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budget and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects an estimate of our cash flows generated by our core operations. ANI is calculated as FRE, plus Non-Fee Related Income, less Strategic alliance noncontrolling interests expense, less actual cash paid for interest and federal, state, and foreign income taxes. Fully Diluted ANI per share Fully Diluted ANI per share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Fee-Related Revenue Fee-Related Revenue is calculated as Total Revenues less Non-Fee Related Revenue. Fee-Related Earnings Fee-Related Earnings is a non-GAAP performance measure used to monitor our baseline earnings less any incentive fee revenue and excluding any incentive fee-related expenses. Fee-Related Earnings Margin Fee-Related Earnings Margin is calculated as Fee-Related Earnings divided by Fee-Related Revenue. Net IRR Refers to Internal Rate of Return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size Refers to the total amount of capital committed by investors and, when applicable, the U.S. Small Business Administration to each fund disclosed. Called Capital Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. A Refers to “actual” and indicates a number that is unadjusted.  Supplemental Share Information Class A shares (CUSIP # 69376K106) trade on the NYSE under the symbol “RPC” and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares.

Disclosures Performance Disclosures The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; our newly established funds typically generate lower returns during the period that they initially deploy their capital; changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. RCP Advisors Performance Disclosures: Past performance does not predict, and is not a guarantee of, future results. The historical returns of RCP Advisors are not necessarily indicative of the future performance of a Fund and there can be no assurance that the returns described herein or comparable returns will be achieved by any Fund. RCP’s investment strategy is subject to significant risks and there is no guarantee that any RCP Fund will achieve comparable results as any prior investments or prior investment funds of RCP. Performance metrics are presented for the limited partners of each respective Fund as a single class, taken as a whole. Certain limited partners, who have met specific requirements, may have different preferred returns, as well as different carry percentages. In addition, the General Partner of each Fund may agree to reduce the management fees for certain limited partners in accordance with the applicable Fund’s Partnership Agreement. The actual performance returns of each investor may vary and are dependent upon the specific preferred return hurdles, management fees, and carried interest expense charged to such investor and the timing of capital transactions for such investor The performance information presented reflects 9/30/25 cash flows with 9/30/25 underlying investment valuations unless stated otherwise. Performance metrics are preliminary, estimated and subject to change. Performance information for RCP’s later vintage-year funds is not included in the performance tables contained herein; RCP believes that the results are not yet meaningful, and analysis of later vintage fund data may be irrelevant. Funds that are fully liquidated (Fund I, Fund II, Fund III, Fund IV, Fund V, SOF I, and Direct I). Funds that are currently fundraising (SEF IV, Multi-Strategy Fund III, and Fund XX). Funds that are currently investing (Direct V and SOF V) Net Performance Metrics (Highest Fee Rate). Net ROIC, Net D/PI, and Net IRR reflects the return of a “representative investor” in a particular Fund that: (i) is in good standing; (ii) where more than one investment vehicle is established to accommodate investors with different tax and/or regulatory requirements, invested in such Fund via the Delaware “onshore” vehicle; (iii) subscribed at the earliest closing in which unaffiliated LPs paying the highest level of fees and expenses (including, without limitation, management fees, carried interest and, in the case of certain earlier vintage RCP Funds, “due diligence fees,” if applicable) chargeable to an investor in such Fund were admitted; (iv) is not affiliated with the Fund’s general partner; and (v) is/was not excused or excluded from any underlying investments made by such Fund. Certain limited partners, who have met specific requirements, may have different preferred returns, as well as different carry percentages. In addition, the General Partner of each Fund may agree to reduce the management fees for certain limited partners in accordance with the applicable Fund’s Partnership Agreement. The actual performance returns of each investor may vary and are dependent upon the specific preferred return hurdles, management fees, and carried interest expense charged to such investor and the timing of capital transactions for such investor. RCP Fund Performance Data – Selection Criteria. The performance tables herein are intended to illustrate the past performance of RCP’s commingled (i) funds-of-funds and dedicated secondary funds which are at least 50% funded (in the aggregate) at the underlying investment level and (ii) dedicated co-investment funds which have called at least 50% of capital commitments at the RCP Fund level; accordingly, certain other investment vehicles (including discretionary and non-discretionary separate accounts) which RCP has sponsored, advised, or sub-advised have been excluded. Unlike the commingled RCP Funds, separate accounts (a) tailor their investment objectives to the specific needs of the separate account client (as set forth in an investment advisory agreement or other governing document) and/or (b) are subject to different terms and fees (which are individually negotiated) than those of the commingled RCP Funds.

Disclosures RCP Advisors Performance Disclosures (continued): Direct Fund Performance. With limited exceptions, Direct Funds generally do not pay third-party management fees since the Direct Funds invest directly (or indirectly through special purpose vehicles) in equity investments and not in other private equity funds. The Direct Fund returns would be reduced by the effect of typical third-party management fees charged to RCP’s commingled primary and secondary funds. With respect to Direct IV and Direct V only, an investor who contemporaneously made (or agreed to make) aggregate capital commitments to one or more RCP primary funds and/or secondary funds in an amount no less than two (2) times the amount of such investor’s commitment to Direct IV or Direct V (as applicable), was eligible to be designated as a “Platform Limited Partner” and thus pay discounted management fees and carried interest in connection with its investment in Direct IV or Direct V (as applicable). The Direct IV and/or Direct V returns (as applicable) of a non-Platform Limited Partner would be lower than the returns of a Platform LP due to the effect of higher fees/carried interest charged to such non-Platform LP. Realized vs. Unrealized Investments. The fund-level Net IRR and Net ROIC calculations used herein measure the actual value of realized investments and estimated fair value of unrealized investments (as reported to RCP by the general partners of the underlying investments), which involves significant elements of subjective judgment and analysis. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the Net IRRs and Net ROICs contained herein, and additional fund expenses and investment related expenses to be incurred during the remainder of a particular Fund’s term remain unknown and, therefore, are not factored into the Net IRR and Net ROIC calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by RCP using the most recent valuation data provided by the general partners of the underlying investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. Effects of Leverage on IRRs. Because RCP typically utilizes a subscription-based credit facility to bridge capital calls for its commingled Funds, many investments have been initially funded using a subscription line of credit. For purposes of the fund-level Net-Net IRR calculation, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the relevant Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). RCP Advisors Performance Disclosures (Continued): The actual performance returns of each investor may vary (in some cases, materially) and are dependent on a number of factors including, but not limited to, (a) the timing of an investor’s capital contributions, including as a result of a later subscription date and lower preferred return, (b) differences in fees or expenses allocable to certain investors as a result of taxes or other considerations, (c) the fact that certain investors may have negotiated reduced, waived or otherwise modified management fee and/or carried interest rates with the Fund’s general partner, and (d) the excuse or exclusion of an investor from one or more of such Fund’s investments. Accordingly, the actual performance of an individual investor may differ from the returns presented herein. In addition, because RCP typically utilizes a subscription-based credit facility to bridge capital calls for its commingled Funds, many investments have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculation, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the relevant Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Furthermore, the fund-level Net IRR and Net ROIC calculations used herein measure the actual value of realized investments and estimated fair value of unrealized investments (as reported to RCP by the general partners of the underlying investments). There can be no assurance that unrealized investments will be realized at the valuations used to calculate the Net IRRs and Net ROICs contained herein, and additional fund expenses and investment related expenses to be incurred during the remainder of a particular Fund’s term remain unknown and, therefore, are not factored into the Net IRR and Net ROIC calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by RCP using the most recent valuation data provided by the general partners of the underlying investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein RCP Small and Emerging Fund. Because RCP’s inaugural “small and emerging manager” fund (which was structured using two distinct parallel investment vehicles – RCP Small and Emerging Fund, LP (“SEF (Main)”) and RCP Small and Emerging Parallel Fund, LP (“RCP SEF Parallel”) – only accepted commitments from two unaffiliated (anchor) investors, the performance returns of SEF (Main) and RCP SEF Parallel contained herein reflect fee/carry rates not typically associated with RCP’s commingled funds (specifically, unaffiliated investors in such vehicles pay 0% management fees and 10% carried interest). The SEF (Main) and RCP SEF Parallel returns would be reduced by the effect of typical management fees charged to investors in RCP’s commingled funds. Emerging Managers are defined as young and small private equity managers raising institutional capital for their first or second North American small buyout-focused fund including firms early in their existence; transition groups which have spun out of larger firms; fundless sponsors; and in the case of SEF (Main) & SEF II, managers raising funds of $250 million or less in size. Performance information for RCP SEF Parallel is not included in the performance tables contained herein. As of 9/30/25, RCP SEF Parallel has a Net IRR of 19.8%, Net ROIC of 2.1x, and Net DPI of 0.9x.

Disclosures Qualitas Performance Disclosures: The information presented herein is for informational purposes only, reflects historical data as of September 30, 2025, and does not constitute an offer to sell or a solicitation of an offer to purchase any securities. The data should not be relied upon as indicative of future results. Past performance is not indicative of future results and there can be no assurance that any fund will achieve results comparable to those described herein. The use of subscription credit facilities, including both Capital Call lines and NAV-based lines of credit, may impact Net IRRs by reducing the period during which capital is considered outstanding and by altering the timing of cash flows. As a result, reported Net IRRs may be materially affected by the use of such financing strategies compared to a scenario without leverage. Performance data reflects the aggregate results of all parallel investment vehicles within each fund structure. Individual vehicle returns may vary. Performance estimates depend on inputs provided by third parties and are subject to variables that may change over time, potentially resulting in material differences from future actual outcomes. Unrealized investments are valued based on the most recent available information and involve elements of subjective judgment. There can be no assurance that unrealized valuations will be realized as projected. Returns may vary for individual investors based on differences in fee arrangements, timing of commitments, preferred return hurdles, and any negotiated terms or exclusions. Certain investors may be subject to different terms, fees, or structures that materially affect their individual returns, including preferred returns, carry percentages, or exclusions from investments. Certain figures are preliminary, estimated, and subject to revision. Final performance may differ materially as valuations are updated and audited results become available. All investments carry risk, including the potential loss of capital. There can be no guarantee that any investment strategy will be successful under all market conditions. There can be no assurance that unrealized investments will be realized at the valuations used for Net IRR or Net ROIC calculations. Future realizations may vary materially from current estimates. Additional fund-level or investment-related expenses that may be incurred over the remaining term of the fund are not reflected in performance metrics and may reduce final returns. This presentation contains confidential information and may not be reproduced, redistributed, or disclosed without the prior written consent of the General Partner or Investment Advisor. Bonaccord Performance Disclosures: Net Performance for BCP I is determined assuming a limited partner was admitted at the first closing and is subject to a 2.0% management fee during the investment period and a 1.5% management fee thereafter, a 20.0% carry, and an 8.0% preferred return. Certain investors were subject to lower management fee rates and/or carried interest, and accordingly experienced higher net returns. Net Performance for BCP II, which excludes performance of BCP II-C, is determined assuming a limited partner is subject to a 2.0% management fee during the investment period and a 1.5% management fee thereafter, 17.5% carry, and an 8.0% preferred return. Certain investors are subject to lower management fee rates and/or carried interest, and accordingly will experience higher net returns. Net Performance for BCP Co-Investment is determined assuming a limited partner is subject to a 1.0% management fee during the investment period and a 0.75% management fee thereafter, 10.0% carry, and an 8.0% preferred return. Certain investors were subject to lower management fee rates and/or carried interest, and accordingly experienced higher net returns. Effects of Leverage on IRRs. Please note the Funds utilize a subscription-based credit facility to bridge capital calls. Accordingly, many of the Funds’ underlying investments may have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculations contained herein, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the Funds made the underlying investments with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Bonaccord values its investments at estimated fair value as determined in good faith by Bonaccord. Valuations involve a significant degree of judgment. Due to the generally illiquid nature of the securities held, fair values determined Bonaccord may not reflect the prices that actually would be received when such investments are realized. The actual realized returns on unrealized investments will depend on, among other factors, future operating results and cash flows, future fundraising, the performance of the investment funds now existing or subsequently launched by the relevant sponsors, any related transaction costs, market conditions at the time of disposition and manner of disposition of investments, all of which could differ from the assumptions on which the valuations used in the performance data contained herein are based. Thus, the return for each such investment calculated after its complete realization most likely will vary from the return shown for that investment in this presentation. Similarly, the return for BCP I calculated after the complete realization of all of its investments most likely will vary from the return shown herein in the aggregate. As of March 31, 2025, if the Bonaccord funds did not utilize a subscription-based credit facility, (i) the Net MOIC and IRR for BCP I are 1.44x and 12.1%, (ii) the Net MOIC and IRR for BCP II are 1.28x and 18.2%, and (iii) the Net MOIC and IRR for Bonaccord Co-Investments are 1.36x and 13.7%.

Disclosures Enhanced Performance Disclosures: Past performance is not indicative of future results. All investments bear the risk of loss. Risks include non-payment of loans by borrowers and recapture of tax credits due to lack of following program compliance rules. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. Small Business Lending Net reflects limited partner returns after allocation of management fees, general fund expenses, investment expenses, income earned on cash and cash equivalents, any carried interest to the general partner, and any other fees and expenses. Limited partners’ IRRs may vary based on the dates of their admittance to the Fund. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the IRRs contained herein and additional fund expenses and investment related expenses to be incurred during the remainder of the Fund’s term remain unknown and, therefore, are not factored into the calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net unrealized value of remaining investments represent valuation estimates made by the general partner using the most recent valuation data provided by the portfolio companies. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net unrealized values used in connection with calculations referenced herein. Past performance is not a guarantee of future results, and there can be no assurance that any fund will achieve comparable results. Please note the Fund utilizes a subscription-based credit facility to bridge capital calls. Accordingly, many of the Fund's underlying investments may have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculations contained herein, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Project Finance Net reflects returns after allocation of fees and carry. Fee structure includes 50% split of origination fee, and 12.5% carried interest above 7% hurdle with an 100% carry catch up. Excludes fund-level professional fees as these loans and participations were not within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Scope of performance only includes loans and participations that Enhanced has sourced on behalf of its relationship with two entities since 10/19/2018, inception of the arrangement. This includes sourcing and participation relationships that did not involve Enhanced providing investment advice or any investment advisory services and as such were not part of Enhanced’s registered investment adviser business at the time the transactions were consummated. These relationships are included in the track record, however, as the subject transactions are representative of transactions that Enhanced would recommend to investment advisory clients. Actual returns may differ materially. All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Hark Performance Disclosures: ROIC: Represents the return on invested capital. ROIC is calculated by dividing the sum of distributions plus total partners’ capital by capital contributed. Total partners’ capital balance is the book assets (fair value of unrealized investments plus cash on hand and miscellaneous assets) less the liabilities at the measurement date. IRR: Represents the internal rate of return of the Fund. IRR is a time-weighted average expressed as a percentage. The IRR of an investment is the discount rate at which the net present value of costs (negative cash flows) of the investment equals the net present value of the benefits (positive cash flows) of the investment, including the current value of unrealized investments. Effects of Leverage on IRRs. Please note the Fund utilizes a subscription-based credit facility to bridge capital calls. Accordingly, many of the Fund's underlying investments may have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculations contained herein, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Net ROIC, Net D/PI, and Net IRR: Reflects limited partner returns after allocation of management fees, general fund expenses, investment expenses, income earned on cash and cash equivalents, any carried interest to the general partner, and any other fees and expenses. Not all limited partners pay the same management fee or carried interest. Furthermore, limited partners’ IRRs may vary based on the dates of their admittance to the Fund. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the ROICs and IRRs contained herein and additional fund expenses and investment related expenses to be incurred during the remainder of the Fund’s term remain unknown and, therefore, are not factored into the calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by Hark using the most recent valuation data provided by the general partners of the underlying funds. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. Past performance is not a guarantee of future results, and there can be no assurance that any fund will achieve comparable results.

Disclosures Enhanced Performance Disclosures (continued): Project Finance – Tax Credit Investments returns include the pooling of Historic Tax Credit and Renewable Energy Tax Credit transactions. Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. All investments bear the risk of loss. Risks include recapture due to lack of following program compliance rules. Excludes fund-level professional fees as these tax credit transactions were not within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Past performance is not indicative of future results. Actual returns may differ materially. Tax Credits shown herein represent Low-Income Housing Tax Credits and New Markets Tax Credits which Enhanced does not to non-bank investors. Tax credit purchasers generally participate in these programs for non-economic reasons such as Community Reinvestment Act credit, and therefore an investor return is not targeted. Details on individual tax credit transactions can be provided upon request. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. All investments bear the risk of loss. Risks include recapture of tax credits due to lack of following program compliance rules. Past performance is not indicative of future results. All investments bear the risk of loss. Risks include non-payment of loans by borrowers and recapture of tax credits due to lack of following program compliance rules. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. Small Business Lending Net reflects limited partner returns after allocation of management fees, general fund expenses, investment expenses, income earned on cash and cash equivalents, any carried interest to the general partner, and any other fees and expenses. Limited partners’ IRRs may vary based on the dates of their admittance to the Fund. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the IRRs contained herein and additional fund expenses and investment related expenses to be incurred during the remainder of the Fund’s term remain unknown and, therefore, are not factored into the calculations. Any anticipated Carried Interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net unrealized value of remaining investments represent valuation estimates made by the general partner using the most recent valuation data provided by the portfolio companies. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net unrealized values used in connection with calculations referenced herein. Past performance is not a guarantee of future results, and there can be no assurance that any fund will achieve comparable results. Please note the Fund utilizes a subscription-based credit facility to bridge capital calls. Accordingly, many of the Fund's underlying investments may have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculations contained herein, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the Fund made the underlying investment with borrowed funds. Enhanced Performance Disclosures (continued): Project Finance, Small Business Lending Net reflects Client returns after allocation of management fees, interest expense, and any incentive fees. Client equity owners’ IRRs will vary based on the dates of their share purchases in the Client and the Client’s separate business operating results not comprised within this investment advisory relationship. 1.5% management fee paid on capital deployed, and 15% carried interest above 7% hurdle with a 100% incentive fee catch up. The unrealized component of the returns is based on the 12/31/24 fair value of the investment and assumes liquidation at that FMV on 01/01/25. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the IRRs contained herein and additional investment related expenses to be incurred during the remainder of the investment advisory relationship remain unknown and, therefore, are not factored into the calculations. Any anticipated incentive fee reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net unrealized value of remaining investments represent valuation estimates made by the investment manager using the most recent valuation data provided by the portfolio investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net unrealized values used in connection with calculations referenced herein. One year investment returns assume an investor invested in the vehicle at NAV on 12/31/23 and the investment was realized on 12/31/24 utilizing the same calculations as noted above. Past performance is not a guarantee of future results, and there can be no assurance that any investment account will achieve comparable results. Excludes fund-level professional fees as these investments are not held within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Performance includes closing fees which are realized in full at investment inception resulting in early investment return metrics in excess of the expected yield to maturity. These returns regress toward the expected yield to maturity over the full duration of the investment. Actual returns may differ materially. Loan performance only includes impact investments in which Enhanced has sourced to Project Finance, Small Business Lending vehicle since September 2021, inception of the advisory agreement. All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Proprietary Capital Vehicles represent Enhanced’s proprietary asset portfolios and are not available to third party investors. As a result, no performance results were achieved by any investor. Details on individual proprietary asset pool performance can be provided upon request. Project Finance Preferred Equity Performance information is not included in the performance tables contained herein; Enhanced believes that the results are not yet meaningful due to the early stage of the client lifecycle.

Disclosures Enhanced Performance Disclosures (continued): expected yield to maturity. These returns regress toward the expected yield to maturity over the full duration of the investment. Actual returns may differ materially. Loan performance only includes impact investments in which Enhanced has sourced to Project Finance, Small Business Lending vehicle since September 2021, inception of the advisory agreement. All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Net unlevered Project Finance, Small Business Lending 2025 Performance information is not included in the performance tables contained herein; Enhanced believes that the results are not yet meaningful due to the early stage of the client lifecycle. Evergreen Project Finance 2025 Performance information is not included in the performance tables contained herein; Enhanced believes that the results are not yet meaningful due to the early stage of the client lifecycle. Proprietary Capital Vehicles represent Enhanced’s proprietary asset portfolios and are not available to third party investors. As a result, no performance results were achieved by any investor. Details on individual proprietary asset pool performance can be provided upon request. Project Finance Preferred Equity Performance information is not included in the performance tables contained herein; Enhanced believes that the results are not yet meaningful due to the early stage of the client lifecycle. Project Finance - Tax Credit Investments returns include the pooling of Historic Tax Credit and Renewable Energy Tax Credit transactions. Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. All investments bear the risk of loss. Risks include recapture due to lack of following program compliance rules. Excludes fund-level professional fees as these tax credit transactions were not within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Past performance is not indicative of future results. Actual returns may differ materially. Tax Credits shown herein represent Low-Income Housing Tax Credits and New Markets Tax Credits which Enhanced does not to non-bank investors. Tax credit purchasers generally participate in these programs for non-economic reasons such as Community Reinvestment Act credit, and therefore an investor return is not targeted. Details on individual tax credit transactions can be provided upon request. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. All investments bear the risk of loss. Risks include recapture of tax credits due to lack of following program compliance rules. Enhanced Performance Disclosures (continued): Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Project Finance Net is hypothetical and reflects returns after allocation of fees and carry. Fee structure includes 50% split of origination fee, and 12.5% carried interest above 7% hurdle with an 100% carry catch up. Excludes fund-level professional fees as these loans and participations were not within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Scope of performance only includes loans and participations that Enhanced has sourced on behalf of its relationship with two entities since 10/19/2018, inception of the arrangement. This includes sourcing and participation relationships that did not involve Enhanced providing investment advice or any investment advisory services and as such were not part of Enhanced’s registered investment adviser business at the time the transactions were consummated. These relationships are included in the track record, however, as the subject transactions are representative of transactions that Enhanced would recommend to investment advisory clients. As a result, no investor could have achieved the associated performance return directly through any active Enhanced Capital portfolio. Actual returns may differ materially. All investments bear the risk of loss. Risks include non-payment of loans by borrowers. Past performance is not indicative of future results. Project Finance, Small Business Lending Net is hypothetical and reflects Client returns after allocation of management fees, interest expense, and any incentive fees. Client equity owners’ IRRs will vary based on the dates of their share purchases in the Client and the Client’s separate business operating results not comprised within this investment advisory relationship. As a result, no investor could have achieved the associated performance return directly through any active Enhanced Capital portfolio. 1.5% management fee paid on capital deployed, and 15% carried interest above 7% hurdle with a 100% incentive fee catch up. The unrealized component of the returns is based on the 12/31/24 fair value of the investment and assumes liquidation at that FMV on 01/01/25. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the IRRs contained herein and additional investment related expenses to be incurred during the remainder of the investment advisory relationship remain unknown and, therefore, are not factored into the calculations. Any anticipated incentive fee reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net unrealized value of remaining investments represent valuation estimates made by the investment manager using the most recent valuation data provided by the portfolio investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net unrealized values used in connection with calculations referenced herein. One year investment returns assume an investor invested in the vehicle at NAV on 12/31/23 and the investment was realized on 12/31/24 utilizing the same calculations as noted above. Past performance is not a guarantee of future results, and there can be no assurance that any investment account will achieve comparable results. Excludes fund-level professional fees as these investments are not held within a fund structure with professional fees to offset the gross returns. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Performance includes closing fees which are realized in full at investment inception resulting in early investment return metrics in excess of the

Disclosures WTI Performance Disclosures (continued): Private Funds Entail Risks. Private funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. The Funds are available only to qualified investors who are comfortable with the substantial risks associated with investing in private funds. An investment in private funds includes the risks inherent in an investment in securities, as well as specific risks associated with the use of leverage, short sales, options, futures derivative instruments, investments in non-U.S. securities, junk bonds and illiquid investments. There can be no assurance that an investment strategy will be successful. Limited Transferability. Investors in the Fund have no right to redeem or transfer interests in the Funds. In addition, Interests will not be listed on an exchange and it is not expected that there will be a secondary market for interests. Tax Information. Investors in the Funds are typically subject to pass-through tax treatment on their investment. This may result in an investor incurring tax liabilities during a year in which it has not received a distribution of any cash from the Fund.  Performance Metrics. The performance data in this presentation represents past performance only and is not a guarantee of future results. All investments involve risks, including loss of principal. Fund values and investment returns will fluctuate, so that an investor’s value per membership interest may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. The Internal Rate of Return (“IRR”) is determined on a cash contribution, distribution and remaining book value basis. For purposes of this presentation, unless otherwise noted: Net IRR is the IRR after deducting carried interest and management fees. Net Distributions are amounts distributed to investors, net of fees and carried interest. The net distribution multiple is the ratio of amounts distributed to investors to capital commitments called. Net ROIC is calculated as Current NAV plus Distributions divided by Capital Called. "Outstandings at Default" refers to the principal amount outstanding at the time a loan was determined to be in default (non-accrual status). "Recovery" refers to the cash and fair value of non-cash consideration received in full or partial payment of a defaulted loan, and may include both principal and interest payments. "Recovery to date percent" is calculated as Recovery Date divided by Outstandings at Default. "Losses" refers to any Outstandings at Default that are determined to be permanently uncollectible. "Reserves" refers to any amount, determined in accordance with GAAP, that is recorded as an offset to an outstanding balance. No person has been authorized in connection with this presentation to give any information or to make any representation other than as contained in this presentation and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds, WTI, or their affiliates. WTI Performance Disclosures: The performance data in this presentation represents past performance only and is not a guarantee of future results. All investments involve risks, including loss of principal. Fund values and investment returns will fluctuate, so that an investor’s value per membership interest may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Confidentiality; Not an Offer to Sell. This important legal information is an integral part of the presentation for Western Technology Investment, LLC (“WTI”). This material is solely for informational purposes and is intended only for the named recipient, who by accepting it agrees to keep it confidential. This document shall not constitute an offer to sell or the solicitation of an offer to buy an interest (“Interest”) in any fund (“Fund”) sponsored by WTI which may be made only at the time a qualified offeree receives a Confidential Private Placement Memorandum describing the offering and related subscription agreement. Nothing contained herein constitutes investment, legal, tax or other advice nor is it to be relied on in making an investment or other decision.  Materials Qualified by Confidential Private Placement Memorandum. All information contained herein is qualified in its entirety by information contained in the Confidential Private Placement Memorandum for the relevant Fund. An investor should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about a Fund can be found in the Fund’s Confidential Private Placement Memorandum. Please read the Confidential Private Placement Memorandum carefully before investing.  The information in this material is only current as of dates indicated and may be superseded by subsequent market events or for other reasons. Statements concerning financial market trends are based on current market conditions, which will fluctuate. The information in this presentation may contain projections or other forward-looking statements regarding future events, targets or expectations regarding the Funds or markets in general. There is no assurance that such events or targets will be achieved, and may be significantly different from that shown here. The information in this material is unaudited. Regulatory Status. The Funds referenced herein are not registered under the Investment Company Act of 1940, as amended, in reliance on an exception thereunder. Interests in the Funds have not been and are not expected to be registered under the Securities Act of 1933, as amended, or the securities laws of any state and are offered and sold in reliance on exemptions from the registration requirements of said Act and such laws. These securities shall not be offered or sold in any jurisdiction in which such offer, solicitation or sale would be unlawful until the requirements of the laws of such jurisdiction have been satisfied. This material may not be reproduced or distributed without the express written permission of WTI. Certain Funds referenced herein are no longer offering Interests and are closed to new investors.